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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06537

Invesco Trust for Investment Grade New York Municipals

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/14

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2014

Invesco Trust for Investment Grade New York Municipals

NYSE: VTN

2	Performance Summary
2	Management Discussion
4	Supplemental Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
12	Financial Statements
15	Notes to Financial Statements
21	Financial Highlights
23	Auditor's Report
24	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary

This is the annual report for Invesco Trust for Investment Grade New York Municipals (the Trust) for the fiscal year ended February 28, 2014. The Trust’s return can be calculated based on either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the reporting period. The main driver of the Trust’s return on an NAV basis was its exposure to the long end of the yield curve.

Performance

Total returns, 2/28/13 to 2/28/14

Trust at NAV	-3.42%
Trust at Market Value	-7.53
Barclays New York Municipal Index‚*	0.12

Market Price Discount to NAV as of 2/28/14	-0.49

Source(s): ‚Barclays via FactSet Research Systems Inc.

*	Effective February 28, 2014, after the close of the fiscal year, the Trust will adopt a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. The S&P Municipal Bond Index will represent the Trust’s broad market benchmark instead of the Barclays New York Municipal Index as the S&P Municipal Bond Index more closely reflects the performance of the broad US municipal bond market. The S&P Municipal Bond New York 5+ Year Investment Grade Index and Lipper Closed End New York Municipal Debt Funds Index will become the Trust’s style-specific and peer group benchmarks, respectively.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

  Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Trust seeks to provide investors with a high level of current income exempt from federal as well as from New York State and New York City income taxes, consistent with preservation of capital.

    We seek to achieve the Trust’s investment objective by investing primarily in New York municipal securities that are rated investment grade at the time of investment. Municipal securities include municipal bonds, municipal notes, municipal commercial paper and lease obligations. The Trust may also invest up to 20%

of its net assets in non-investment-grade and unrated securities that we determine to be of comparable quality. From time to time, we may invest in New York municipal securities that pay interest subject to the federal alternative minimum tax.

    We employ a bottom-up, research-driven approach to identify securities that have attractive risk-reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ leverage in an effort to enhance the

Portfolio Composition
By credit sector, based on total investments
Revenue Bonds	90.0%
General Obligation Bonds	7.8
Pre-Refunded Bonds	0.5
Other	1.7

Total Net Assets
Applicable to Common Shares	$279.4 million
Total Number of Holdings	187

Top Five Fixed Income Holdings
1.	New York Liberty Development Corp. (7 World Trade Center); Series 2012	5.5%
2.	New York (City of) Transitional Finance Authority; Subseries 2011 D-1	5.3
3.	New York (State of) Utility Debt Securitization Authority; Series 2013	5.1
4.	New York (City of) Municipal Water Finance Authority; Series 2005 D	4.5
5.	New York (City of); Subseries 2008 I-1	4.0

Trust’s income and total return.

    Sell decisions generally are based on:

■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.
■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.
■	Opportunities in the secondary or primary market to purchase a security with better relative value.

Market conditions and your Trust

New York continues to benefit from a well-diversified economy with strong demographic trends, including median household income above the national average and a highly educated workforce. The state’s challenges center on the economy’s cyclical nature and the state’s dependence on the New York City-based financial services industry, volatile state finances due to above-average dependence on income taxes, and high recurring expenditures resulting from a generous social services regime. However, we believe that when compared to other states, New York’s pension system is extremely well funded.

    For the fiscal year ended February 28, 2014, the municipal bond market returned -0.21%1, as measured by the Barclays Municipal Bond Index. Record outflows from municipal bond funds, driven by concerns over rising interest rates and high-profile credit events, resulted in a challenging year for municipal bond investors. The $67 billion2 in municipal bond fund redemptions between March and December 2013 was in stark contrast to inflows of $65 billion2 and strong performance for the asset class over the prior two years.

    Shortly after the fiscal year began, investors became apprehensive that the US Federal Reserve (the Fed) would reduce its asset purchase program, known as quantitative easing (QE), as the US economy improved. Concerned that Fed action would cause interest rates to rise and bond prices to fall, investors began trimming their allocations to fixed income investments, including municipal bonds. The rate of outflows increased dramatically in June following comments made by then-Fed Chairman Ben Bernanke on the timing for tapering QE.

    Over the summer of 2013, several high-profile credit events had an adverse impact on the municipal bond market. These included downgrades to the credit ratings of Chicago debt on pension concerns, Detroit filing the largest municipal bankruptcy in US history3 and increased

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

2                         Invesco Trust for Investment Grade New York Municipals

uncertainty about the financial condition of Puerto Rico.

    The market received a two-month reprieve in September when the Fed decided not to reduce QE, although it reversed that decision in December when it announced that it would decrease its asset purchases by $10 billion per month, beginning in January 2014.4 A final headwind for the municipal bond market was significant tax-loss selling of municipal bonds in December to offset gains from strong equity returns during 2013.

    In the first two months of 2014, the municipal bond market turned positive. Softer economic data reduced expectations for hawkish Fed action. Relatively high yields on municipal bonds, coupled with higher personal income tax rates and improving municipal fundamentals, drew investors back to the asset class. Net positive fund flows in January and February, combined with limited supply of new issuance, produced strong returns in the final two months of the fiscal year.

    During the fiscal year, the largest driver of Trust performance relative to its benchmark, the Barclays New York Municipal Index, was an overweight position in longer-maturity bonds. This position had a negative impact on relative performance as investors sold longer-dated bonds on concerns over rising interest rates. Security selection in the intermediate-to-long end of the yield curve was positive and helped offset the impact of rising rates.

    At a sector level, the primary detractors from Trust performance relative to its benchmark were electric and special tax bonds. Underperformance in those sectors was significantly driven by bonds issued by Puerto Rico. State-specific trusts purchase bonds issued by US territories, such as Puerto Rico, because interest income from those bonds is exempt from state taxes.

    One important factor affecting the Trust’s relative performance was the use of structural leverage. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by a trust decline, the negative effect of these valuation changes on common share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a trust generally are rising.

    During the reporting period, the Trust achieved a leveraged position through the use of inverse floating rate securities and Variable Rate Muni Term Preferred (VMTP) shares. Inverse floating rate securities or Tender Option Bonds (TOBs) are instruments that have an inverse relationship to a referenced interest rate. VMTPs are a variable rate form of preferred stock with a mandatory redemption date. Inverse floating rate securities and VMTPs can be efficient means to manage duration, yield curve exposure and credit exposure, and potentially can enhance yield. At the close of the reporting period, leverage accounted for 39% of the Trust’s total assets and it detracted from returns. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    As stated earlier, the Trust trades at a market price that may be at a premium or discount to NAV. Throughout most of the fiscal year and at the end of the reporting period, the Trust traded at a discount to its underlying NAV.

    We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities generally will fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments or the market price of the Trust’s common shares.

    Recently published rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act may preclude banking entities from sponsoring and/or providing services for TOB trust programs. As a result, the Trust’s ability to utilize TOBs for leverage purposes may be adversely affected.

    Thank you for investing in Invesco Trust for Investment Grade New York Municipals and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Morningstar
3	Source: Moody’s
4	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

Robert Wimmel Portfolio manager, is manager of Invesco Trust for Investment Grade New York Municipals and
is head of Investment Grade Municipals. He joined Invesco in 2010. Mr. Wimmel was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1996 to 2010 and began managing the Trust in 2011. He earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

Thomas Byron Portfolio manager, is manager of Invesco Trust for Investment Grade New York Municipals. He joined
Invesco in 2010. Mr. Byron was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1981 to 2010 and began managing the Trust in 2011. He earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, portfolio manager, is manager of Invesco Trust for Investment Grade New
York Municipals. He joined Invesco in 2010. Mr. Stryker was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1994 to 2010 and began managing the Trust in 2007. He earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio manager, is manager of Invesco Trust for Investment Grade New York Municipals.
He joined Invesco in 2010. Mr. Williams was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2000 to 2010 and began managing the Trust in 2009. He earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

3                         Invesco Trust for Investment Grade New York Municipals

Supplemental Information

Invesco Trust for Investment Grade New York Municipals’ investment objective is to provide common shareholders with a high level of current income exempt from federal as well as from New York State and New York City income taxes, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets applicable to common shares.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The Barclays New York Municipal Index is an unmanaged index considered representative of New York investment-grade municipal bonds.
■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond New York 5+ Year Investment Grade Index is a subset of the broad S&P Municipal Bond Index. This index of market value-weighted investment-grade US municipal bonds seeks to measure the performance of New York-issued US municipals whose maturities are greater than or equal to 5 years.
■	The Lipper Closed End New York Municipal Debt Funds Index is an unmanaged index considered representative of closed end New York municipal debt funds tracked by Lipper. These funds limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects trust expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Trust performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

4                         Invesco Trust for Investment Grade New York Municipals

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5                         Invesco Trust for Investment Grade New York Municipals

Schedule of Investments

February 28, 2014

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–162.91%(a)
New York–153.44%
Albany (City of) Industrial Development Agency (St. Peter’s Hospital); Series 2008 D, Civic Facility RB	5.75%	11/15/27	$1,000	$1,079,930
Albany (County of) Airport Authority; Series 2010 A, Ref. RB (INS–AGM)(b)	5.00%	12/15/25	500	544,065
Albany Capital Resource Corp. (St. Peter’s Hospital); Series 2011, RB	6.25%	11/15/38	2,360	2,614,125
Battery Park City Authority; Series 2009 B, Sr. RB	5.00%	11/01/34	3,700	4,159,984
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(c)	0.00%	07/15/34	8,315	2,572,495
Series 2009, PILOT RB	6.25%	07/15/40	1,025	1,100,245
Series 2009, PILOT RB	6.38%	07/15/43	1,025	1,104,079
Build NYC Resource Corp. (Bronx Charter School for Excellence); Series 2013 A, RB	5.50%	04/01/43	1,260	1,258,110
Build NYC Resource Corp. (YMCA of Greater New York);
Series 2012, RB	5.00%	08/01/32	650	683,495
Series 2012, RB	5.00%	08/01/42	2,250	2,325,690
Dutchess (County of) Industrial Development Agency (Elant at Fishkill, Inc.); Series 2007 A, Civic Facility RB	5.25%	01/01/37	920	784,521
East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/33	2,400	2,216,760
Erie (County of) Industrial Development Agency (City of Buffalo School District);
Series 2011 A, School Facility RB(d)	5.25%	05/01/28	2,500	2,787,950
Series 2011 A, School Facility RB(d)	5.25%	05/01/30	2,710	2,989,482
Series 2011 A, School Facility RB(d)	5.25%	05/01/31	1,000	1,097,830
Essex (County of) Industrial Development Agency (International Paper); Series 2005 A, Ref. Solid Waste Disposal RB(e)	5.20%	12/01/23	2,650	2,698,336
Hempstead Town Local Development Corp. (Molloy College); Series 2009, RB	5.75%	07/01/39	3,115	3,274,457
Hudson Yards Infrastructure Corp.; Series 2011 A, RB	5.75%	02/15/47	3,160	3,452,900
Long Island Power Authority;
Series 2006 E, Electric System General RB	5.00%	12/01/17	1,975	2,187,925
Series 2009 A, Electric System General RB	6.25%	04/01/33	1,860	2,131,858
Series 2009 A, Electric System General RB	5.75%	04/01/39	635	707,593
Madison (County of) Industrial Development Agency (Morrisville State College Foundation); Series 2005 A, Civic Facility RB (INS–CIFG)(b)	5.00%	06/01/28	1,000	1,001,300
Metropolitan Transportation Authority;
Series 2005 B, RB (INS–BHAC)(b)(d)	5.00%	11/15/31	10,000	10,596,500
Series 2009 B, Dedicated Tax Fund RB	5.25%	11/15/27	1,535	1,777,023
Series 2009 B, Dedicated Tax Fund RB	5.00%	11/15/34	500	532,510
Series 2012 H, RB	5.00%	11/15/30	750	811,852
Series 2013 E, RB	5.00%	11/15/30	2,750	2,998,297
Subseries 2011 B-2, Dedicated Tax Fund RB	5.00%	11/15/32	1,360	1,484,780
Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB	5.50%	10/01/41	880	924,757
Monroe County Industrial Development Corp. (University of Rochester);
Series 2011 A, RB	5.00%	07/01/36	2,030	2,157,281
Series 2013 A, RB	5.00%	07/01/38	1,000	1,067,210
Montgomery (County of) Industrial Development Agency (Hamilton Fulton Montgomery Board of Cooperative Educational Services); Series 2005 A, Lease RB (INS–SGI)(b)	5.00%	07/01/34	1,000	1,000,700
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2007 A, Continuing Care Retirement Community RB	6.70%	01/01/43	560	305,312
Nassau County Local Economic Assistance Corp. (South Nassau Communities); Series 2012, Ref. RB	5.00%	07/01/27	2,070	2,186,914
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital Association); Series 2012, Ref. RB	5.00%	07/01/37	2,250	2,282,040
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/26	1,000	883,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Trust for Investment Grade New York Municipals

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997, Special Obligation RB (INS–NATL)(b)(e)	5.75%	12/01/22	$2,000	$2,012,500
Series 1997 6, Special Obligation RB (INS–NATL)(b)(e)	5.75%	12/01/25	2,500	2,511,750
Series 2010, Special Obligation RB	6.00%	12/01/42	1,930	2,106,325
New York & New Jersey (States of) Port Authority;
One Hundred Fifty–Second Series 2008, Consolidated RB(d)(e)	5.00%	11/01/25	10,000	10,910,900
One Hundred Forty–Fourth Series 2006, Consolidated RB(d)	5.00%	10/01/35	10,000	10,752,500
New York (City of) Industrial Development Agency (IAC/InterActive Corp.); Series 2005, Liberty RB	5.00%	09/01/35	3,985	3,986,315
New York (City of) Industrial Development Agency (New York Stock Exchange); Series 2009 A, Ref. Special Facility RB	5.00%	05/01/21	2,445	2,757,080
New York (City of) Industrial Development Agency (Polytechnic University); Series 2007, Ref. Civic Facility RB (INS–ACA)(b)	5.25%	11/01/37	3,700	3,862,171
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2006, PILOT RB (INS–AMBAC)(b)	5.00%	01/01/36	2,860	2,674,100
New York (City of) Industrial Development Agency (Terminal One Group Association, L.P.);
Series 2005, Special Facility RB(e)	5.50%	01/01/19	3,710	3,998,601
Series 2005, Special Facility RB(e)	5.50%	01/01/20	3,000	3,216,810
Series 2005, Special Facility RB(e)	5.50%	01/01/21	4,000	4,294,400
Series 2005, Special Facility RB(e)	5.50%	01/01/24	2,000	2,141,520
New York (City of) Municipal Water Finance Authority;
Series 2005 D, Water & Sewer System RB(d)	5.00%	06/15/37	12,000	12,526,920
Series 2009 FF-2, Water & Sewer System RB	5.50%	06/15/40	3,000	3,255,180
Series 2010 FF, Second General Resolution Water & Sewer System RB	5.00%	06/15/31	600	669,678
Series 2013 DD, Water & Sewer System RB	5.00%	06/15/35	3,000	3,285,750
New York (City of) Transitional Finance Authority;
Series 2009 S-1, Building Aid RB	5.50%	07/15/38	2,950	3,304,737
Series 2009 S-2, Building Aid RB	6.00%	07/15/33	1,650	1,874,317
Series 2009 S-3, Building Aid RB(d)	5.25%	01/15/27	4,500	5,131,845
Series 2009 S-3, Building Aid RB(d)	5.25%	01/15/39	2,500	2,722,600
Subseries 2009 A-1, Future Tax Sec. RB(d)	5.00%	05/01/28	625	713,819
Subseries 2009 A-1, Future Tax Sec. RB(d)	5.00%	05/01/29	500	571,055
Subseries 2009 A-1, Future Tax Sec. RB(d)	5.00%	05/01/30	500	553,360
Subseries 2011 D-1, Future Tax Sec. RB(d)	5.00%	11/01/33	13,500	14,686,110
Subseries 2011 E, Future Tax Sec. RB	5.00%	11/01/24	1,135	1,302,322
New York (City of) Trust for Cultural Resources (American Museum of Natural History); Series 2004 A, Ref. RB (INS–NATL)(b)(d)	5.00%	07/01/44	10,890	11,026,016
New York (City of) Trust for Cultural Resources (Carnegie Hall); Series 2009 A, RB	5.00%	12/01/39	1,880	1,955,614
New York (City of) Trust for Cultural Resources (The Museum of Modern Art);
Series 2008 1A, Ref. RB(d)	5.00%	04/01/28	2,250	2,533,365
Series 2008 1A, Ref. RB	5.00%	04/01/31	1,550	1,709,293
New York (City of) Trust for Cultural Resources (Wildlife Conservation Society); Series 2013 A, RB	5.00%	08/01/33	2,000	2,171,240
New York (City of);
Subseries 1993 E-2, VRD Unlimited Tax GO Bonds (LOC-JPMorgan Chase Bank, N.A.)(f)(g)	0.03%	08/01/20	2,600	2,600,000
Subseries 2008 A-1, Unlimited Tax GO Bonds(d)	5.25%	08/15/27	1,140	1,304,810
Subseries 2008 A-1, Unlimited Tax GO Bonds(d)	5.25%	08/15/28	1,140	1,294,139
Subseries 2008 F-1, Unlimited Tax GO Bonds	5.50%	11/15/28	4,050	4,674,388
Subseries 2008 G-1, Unlimited Tax GO Bonds	6.25%	12/15/35	400	459,768
Subseries 2008 I-1, Unlimited Tax GO Bonds(d)	5.00%	02/01/26	10,000	11,208,100
Subseries 2008 L-1, Unlimited Tax GO Bonds(d)	5.00%	04/01/27	10,000	11,206,300
Subseries 2009 I-1, Unlimited Tax GO Bonds	5.25%	04/01/32	3,500	3,917,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Trust for Investment Grade New York Municipals

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Brooklyn Law School);
Series 2009, RB	5.75%	07/01/33	$540	$571,039
Series 2012 A, RB	5.00%	07/01/28	2,000	2,144,240
Series 2012 A, RB	5.00%	07/01/29	1,000	1,061,170
New York (State of) Dormitory Authority (Catholic Health Services of Long Island–St. Francis Hospital); Series 2004, RB	5.00%	07/01/27	1,200	1,207,632
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(b)	5.50%	05/15/27	700	857,927
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(b)	5.50%	05/15/30	1,750	2,120,632
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(b)	5.50%	05/15/31	445	538,966
New York (State of) Dormitory Authority (Convent of The Sacred Heart); Series 2011, RB (INS–AGM)(b)	5.75%	11/01/40	1,255	1,379,647
New York (State of) Dormitory Authority (Cornell University);
Series 2006 A, RB(d)	5.00%	07/01/35	3,990	4,277,120
Series 2010 A, RB	5.00%	07/01/40	1,000	1,097,780
New York (State of) Dormitory Authority (Education); Series 2008 B, State Personal Income Tax RB	5.75%	03/15/36	2,150	2,454,483
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS–NATL)(b)	5.25%	07/01/28	2,065	2,302,620
New York (State of) Dormitory Authority (Fordham University);
Series 2008 B, RB (INS–AGC)(b)	5.00%	07/01/33	1,415	1,551,519
Series 2011 A, RB	5.13%	07/01/29	500	553,375
Series 2014, RB	5.00%	07/01/44	1,000	1,060,030
New York (State of) Dormitory Authority (General Purpose);
Series 2010 E, State Personal Income Tax RB	5.00%	02/15/40	500	536,570
Series 2011 A, State Personal Income Tax RB(d)	5.00%	03/15/30	3,000	3,325,260
New York (State of) Dormitory Authority (Maimonides Medical Center); Series 2004, Mortgage Hospital RB(h)(i)	5.00%	08/01/14	1,950	1,990,540
New York (State of) Dormitory Authority (Manhattan College); Series 2007 A, RB (INS–Radian)(b)	5.00%	07/01/41	2,715	2,717,308
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS–NATL)(b)	5.50%	07/01/23	3,750	4,578,900
New York (State of) Dormitory Authority (Montefiore Medical Center); Series 2004, Hospital RB (INS–NATL)(b)	5.00%	08/01/29	1,000	1,033,710
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2011 A, RB	5.00%	07/01/31	2,125	2,234,076
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB	5.13%	07/01/39	1,750	1,817,725
New York (State of) Dormitory Authority (New York University Hospitals Center); Series 2011 A, RB	6.00%	07/01/40	500	547,000
New York (State of) Dormitory Authority (New York University);
Series 2001 1, RB (INS–AMBAC)(b)	5.50%	07/01/31	2,500	2,959,750
Series 2001 1, RB (INS–BHAC)(b)	5.50%	07/01/31	1,115	1,315,733
New York (State of) Dormitory Authority (North Shore–Long Island Jewish Obligated Group);
Series 2009 A, RB	5.50%	05/01/37	1,250	1,327,187
Series 2011 A, RB	5.00%	05/01/32	500	525,795
Subseries 2005 A, RB	5.00%	11/01/26	2,125	2,213,060
New York (State of) Dormitory Authority (Pace University);
Series 2013 A, RB	5.00%	05/01/25	1,145	1,145,756
Series 2013 A, RB	5.00%	05/01/28	1,000	972,230
New York (State of) Dormitory Authority (Pratt Institution); Series 2009 C, RB (INS–AGC)(b)	5.13%	07/01/39	1,000	1,046,470
New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2010, RB	5.00%	07/01/40	1,750	1,881,057
New York (State of) Dormitory Authority (Rockefeller University); Series 2010 A, RB	5.00%	07/01/41	1,870	2,085,256
New York (State of) Dormitory Authority (School Districts Financing Program);
Series 2008 D, RB (INS–AGC)(b)	5.75%	10/01/24	2,500	2,936,750
Series 2009 C, RB (INS–AGC)(b)	5.00%	10/01/24	500	566,235
Series 2011 A, RB	5.00%	10/01/25	1,195	1,336,153
New York (State of) Dormitory Authority (St. John’s University); Series 2012 B, RB	5.00%	07/01/30	2,780	3,013,325
New York (State of) Dormitory Authority (St. Joseph’s College); Series 2010, RB	5.25%	07/01/35	1,500	1,547,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Trust for Investment Grade New York Municipals

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2012 A, RB	5.00%	07/01/42	$2,000	$2,129,620
New York (State of) Dormitory Authority (State University Educational Facilities);
Series 1993 A, RB (INS–NATL)(b)	5.25%	05/15/15	3,600	3,698,460
Series 1993 B, RB	5.25%	05/15/19	5,010	5,501,631
New York (State of) Dormitory Authority (State University of New York); Series 2013 A, RB	5.00%	07/01/29	2,815	3,135,797
New York (State of) Dormitory Authority (The New School);
Series 2010, RB	5.50%	07/01/40	2,755	2,954,793
Series 2011, Ref. RB	5.00%	07/01/31	1,750	1,876,980
New York (State of) Dormitory Authority;
Series 1995 A, City University System Consolidated RB	5.63%	07/01/16	2,960	3,155,893
Series 2007 A, Mental Health Services Facilities Improvement RB (INS–AGM)(b)	5.00%	02/15/27	2,500	2,732,975
Series 2008 C, Mental Health Services Facilities Improvement RB (INS–AGM)(b)(e)	5.25%	02/15/28	2,000	2,175,940
New York (State of) Energy Research & Development Authority; Series 1993, Regular Residual Interest RB(j)	12.38%	04/01/20	1,500	1,504,830
New York (State of) Long Island Power Authority; Series 2012 D, VRD Electric System General RB (LOC–TD Bank, N.A.)(f)(g)	0.02%	12/01/29	5,000	5,000,000
New York (State of) Power Authority; Series 2011 A, RB	5.00%	11/15/38	1,770	1,917,529
New York (State of) Thruway Authority (Transportation); Series 2009 A, Personal Income Tax RB	5.00%	03/15/25	410	470,819
New York (State of) Thruway Authority;
Series 2008 B, Second General Highway & Bridge Trust Fund RB	5.00%	04/01/27	1,000	1,127,880
Series 2014 J, RB	5.00%	01/01/34	4,085	4,385,207
New York (State of) Utility Debt Securitization Authority; Series 2013 TE, Restructuring RB(d)	5.00%	12/15/32	12,500	14,148,500
New York City Health & Hospital Corp.; Series 2010 A, Health System RB	5.00%	02/15/30	2,780	2,961,840
New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. Liberty RB	5.00%	11/15/31	2,125	2,281,506
New York Liberty Development Corp. (7 World Trade Center);
Series 2012, Class 1, Ref. Liberty RB(d)	5.00%	09/15/40	14,445	15,414,837
Series 2012, Class 2, Ref. Liberty RB	5.00%	09/15/43	3,215	3,308,235
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority Liberty RB	6.38%	07/15/49	2,785	2,995,435
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2007, RB	5.50%	10/01/37	2,145	2,426,059
New York Local Government Assistance Corp.; Series 1993 C, Ref. RB	5.50%	04/01/17	2,000	2,218,920
New York State Environmental Facilities Corp. (2010 Master Financing Program); Series 2010 C, RB	5.00%	10/15/39	1,905	2,055,362
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2011 B, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/31	1,570	1,739,073
New York State Urban Development Corp.;
Series 2008 B, Ref. Service Contract RB	5.25%	01/01/24	750	856,200
Series 2008 B, Ref. Service Contract RB	5.25%	01/01/25	2,000	2,289,980
Niagara Falls (City of) Public Water Authority; Series 2005, Water & Sewer System RB (INS–SGI)(b)	5.00%	07/15/26	1,000	1,018,890
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 1999 A, Airport RB (INS–NATL)(b)(e)	5.63%	04/01/29	3,570	3,595,168
North Syracuse Central School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–NATL)(b)	5.00%	06/15/23	940	1,103,222
Oneida (County of) Industrial Development Agency (St. Elizabeth Medical Center Facility);
Series 1999 A, Civic Facility RB	5.88%	12/01/29	475	475,285
Series 1999 B, Civic Facility RB	6.00%	12/01/19	595	596,416
Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB	5.38%	07/01/40	2,435	2,520,688
Rockland (County of) Solid Waste Management Authority; Series 2003 B, RB (INS–AMBAC)(b)(e)	5.13%	12/15/28	1,000	1,003,500
Sales Tax Asset Receivable Corp.; Series 2004 A, RB (INS–AMBAC)(b)	5.00%	10/15/29	1,500	1,539,855
Saratoga (County of) Industrial Development Agency (Saratoga Hospital); Series 2007 B, Civic Facility RB	5.13%	12/01/27	1,000	1,035,010
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(k)	5.38%	01/01/27	1,770	1,677,836
Suffolk (County of) Industrial Development Agency (Jefferson’s Ferry); Series 2006, Ref. First Mortgage Continuing Care Retirement Community RB	5.00%	11/01/28	1,000	1,026,860
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.); Series 2010, Ref. RB	6.00%	12/01/40	1,035	1,102,803

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Trust for Investment Grade New York Municipals

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Syracuse (City of); Series 2011 A, Airport Terminal Security & Access Improvement Unlimited Tax GO Bonds(e)	5.00%	11/01/36	$500	$514,895
Tomkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB	5.00%	07/01/27	1,000	1,020,520
Series 2013 A, RB	5.00%	07/01/32	750	744,172
Series 2013 A, RB	5.00%	07/01/38	2,000	1,935,600
Tompkins (County of) Industrial Development Agency (Cornell University); Series 2008 A, Civic Facility RB	5.00%	07/01/37	750	814,560
Triborough Bridge & Tunnel Authority; Series 2013 A, Ref. Sub. CAB RB(c)	0.00%	11/15/32	2,000	860,040
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute);
Series 2010 A, RB	5.00%	09/01/30	2,500	2,644,200
Series 2010 A, RB	5.13%	09/01/40	985	1,023,051
TSASC, Inc.;
Series 2006 1, Tobacco Settlement Asset-Backed RB	5.00%	06/01/34	2,000	1,612,620
Series 2006 1, Tobacco Settlement Asset-Backed RB	5.13%	06/01/42	1,970	1,553,759
United Nations Development Corp.;
Series 2009 A, Ref. RB	5.00%	07/01/25	1,000	1,082,090
Series 2009 A, Ref. RB	5.00%	07/01/26	815	876,321
Westchester Tobacco Asset Securitization Corp.; Series 2005, Tobacco Settlement Asset-Backed RB	5.13%	06/01/45	1,430	1,125,739
Yonkers Economic Development Corp. (Charter School of Educational Excellence); Series 2010 A, Educational RB	6.25%	10/15/40	1,200	1,218,072
				428,682,398

Guam–4.15%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.63%	12/01/29	860	912,787
Series 2009 A, Limited Obligation RB	5.75%	12/01/34	500	529,925
Guam (Territory of) International Airport Authority;
Series 2013 C, General RB(e)	6.25%	10/01/34	1,500	1,591,500
Series 2013 C, General RB (INS–AGM)(b)(e)	6.00%	10/01/34	950	1,031,624
Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/40	1,020	1,047,825
Series 2012 A, Ref. RB	5.00%	10/01/34	1,370	1,367,315
Guam (Territory of) Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/40	3,500	3,530,310
Guam (Territory of);
Series 2011 A, Business Privilege Tax RB	5.25%	01/01/36	1,125	1,155,836
Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	435	441,986
				11,609,108

Puerto Rico–3.79%
Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 C, Ref. Special Tax RB (INS–AMBAC)(b)	5.50%	07/01/28	1,525	1,250,332
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2004 I, Government Facilities RB(h)(i)	5.25%	07/01/14	75	76,265
Puerto Rico Sales Tax Financing Corp.;
First Subseries 2009 A, RB	5.75%	08/01/37	870	706,379
First Subseries 2009 A, RB	6.38%	08/01/39	1,500	1,289,925
First Subseries 2010, Conv. CAB RB(l)	6.25%	08/01/33	415	225,250
Series 2011 C, RB	5.00%	08/01/40	1,920	1,573,095
Series 2011 C, RB(d)	5.25%	08/01/40	4,700	3,947,107
Series 2011 C, RB	5.25%	08/01/40	1,815	1,524,255
				10,592,608

Virgin Islands–1.53%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	1,880	2,076,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Trust for Investment Grade New York Municipals

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virgin Islands–(continued)
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, Sr. Lien RB	5.00%	10/01/29	$1,200	$1,231,440
Series 2012 A, RB(k)	4.00%	10/01/22	920	954,344
				4,262,225
TOTAL INVESTMENTS(m)–162.91% (Cost $435,635,300)				455,146,339
FLOATING RATE NOTE OBLIGATIONS–(31.99)%
Notes with interest and fee rates ranging from 0.55% to 0.75% at 02/28/14, and contractual maturities of collateral ranging from 11/01/25 to 07/01/44 (See Note 1J)(n)				(89,375,000)
VARIABLE RATE MUNI TERM PREFERRED SHARES–(32.33)%				(90,333,403)
OTHER ASSETS LESS LIABILITIES–1.41%				3,942,545
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$279,380,481

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CIFG	– CIFG Assurance North America, Inc.
Conv.	– Convertible
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PILOT	– Payment-in-Lieu-of-Tax
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of purchase.
(d)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1J.
(e)	Security subject to the alternative minimum tax.
(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)	Demand security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(h)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(i)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(j)	Current coupon rate for an inverse floating rate municipal obligation. This rate resets periodically as the rate on the related security changes. Positions in an inverse floating rate municipal obligation have a total value of $1,504,830 which represents 0.54% of the Trust’s Net Assets.
(k)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $2,632,180, which represented less than 1% of the Trust’s Net Assets.
(l)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(m)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5%.
(n)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2014. At February 28, 2014, the Trust’s investments with a value of $155,726,425 are held by Dealer Trusts and serve as collateral for the $89,375,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Trust for Investment Grade New York Municipals

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $435,635,300)	$455,146,339
Receivable for:
Interest	5,284,690
Investment for trustee deferred compensation and retirement plans	9,551
Deferred offering costs	130,546
Total assets	460,571,126

Liabilities:
Floating rate note obligations	89,375,000
Variable rate muni term preferred shares ($0.01 par value, 904 shares issued with liquidation preference of $100,000 per share)	90,333,403
Payable for:
Investments purchased	1,056,590
Amount due custodian	190,967
Dividends	64,522
Accrued fees to affiliates	11,121
Accrued interest expenses	73,014
Accrued trustees’ and officers’ fees and benefits	3,333
Accrued other operating expenses	72,416
Trustee deferred compensation and retirement plans	10,279
Total liabilities	181,190,645
Net assets applicable to common shares	$279,380,481

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$292,641,285
Undistributed net investment income	1,330,567
Undistributed net realized gain (loss)	(34,102,410)
Net unrealized appreciation	19,511,039
$279,380,481

Shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	19,454,955
Net asset value per common share	$14.36
Market value per common share	$14.30

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Trust for Investment Grade New York Municipals

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest	$21,086,170

Expenses:
Advisory fees	2,539,719
Administrative services fees	69,893
Custodian fees	10,383
Interest, facilities and maintenance fees	1,708,034
Transfer agent fees	36,228
Trustees’ and officers’ fees and benefits	28,154
Other	376,793
Total expenses	4,769,204
Less: Fees waived	(1,007,048)
Net expenses	3,762,156
Net investment income	17,324,014

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(4,643,631)
Change in net unrealized appreciation (depreciation) of investment securities	(24,358,003)
Net realized and unrealized gain (loss)	(29,001,634)
Net increase (decrease) in net assets resulting from operations	$(11,677,620)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Trust for Investment Grade New York Municipals

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$17,324,014	$15,494,273
Net realized gain (loss)	(4,643,631)	(466,354)
Change in net unrealized appreciation (depreciation)	(24,358,003)	8,308,102
Net increase (decrease) in net assets resulting from operations	(11,677,620)	23,336,021
Distributions to auction rate preferred shareholders from net investment income	—	(42,182)
Net increase (decrease) in net assets from operations applicable to common shares	(11,677,620)	23,293,839
Distributions to shareholders from net investment income	(19,610,473)	(17,481,368)
Increase from transactions in common shares of beneficial interest	183,331	66,857,825
Net increase (decrease) in net assets applicable to common shares	(31,104,762)	72,670,296

Net assets applicable to common shares:
Beginning of year	310,485,243	237,814,947
End of year (includes undistributed net investment income of $1,330,567 and $3,529,597, respectively)	$279,380,481	$310,485,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Trust for Investment Grade New York Municipals

Statement of Cash Flows

For the year ended February 28, 2014

Cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations applicable to common shares	$(11,677,620)

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(51,222,280)
Net purchases of short-term investments	(2,900,000)
Proceeds from sales of investments	59,710,305
Amortization of premium and deferred offering costs	1,559,072
Accretion of discount	(469,773)
Decrease in interest receivables and other assets	187,809
Decrease in accrued expenses and other payables	(18,323)
Net realized loss from investment securities	4,643,631
Net change in unrealized depreciation on investment securities	24,358,003
Net cash provided by operating activities	24,170,824

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(19,362,620)
Decrease in payable for amount due custodian	(3,928,204)
Net payments for floating rate note obligations	(880,000)
Net cash provided by (used in) financing activities	(24,170,824)
Net increase in cash and cash equivalents	—
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$—

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$1,622,270

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Trust for Investment Grade New York Municipals (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide common shareholders with a high level of current income exempt from federal as well as from New York State and New York City income taxes, consistent with preservation of capital. Under normal market conditions, the Trust will invest at least 80% of its total assets in New York municipal securities rated investment grade at the time of investment.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Trust invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Trust’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

15                         Invesco Trust for Investment Grade New York Municipals

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt dividends”, as defined in the Internal Revenue Code.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Muni Term Preferred Shares (“VMTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.

Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.

16                         Invesco Trust for Investment Grade New York Municipals

Recently published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds.” These rules may preclude banking entities from sponsoring and/or providing services for existing TOB trust programs. There can be no assurances that TOB trusts can be restructured substantially similar to their present form, that new sponsors of TOB trusts would begin providing these services, or that alternative forms of leverage will be available to the Trust in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Trust, and may adversely affect the Trust’s net asset value, distribution rate and ability to achieve its investment objective. The ultimate impact of these rules on the TOBs market and the municipal market generally is not yet certain.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Trust’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of 0.55% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are restated in the Trust’s financial statements for purposes of GAAP).

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least August 31, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 0.69%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on August 31, 2014. The fee waiver agreement cannot be terminated during its term.

For the year ended February 28, 2014, the Adviser waived advisory fees of $1,007,048.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2014, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the

17                         Invesco Trust for Investment Grade New York Municipals

securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2014, all of the securities in this Trust were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.

During the year ended February 28, 2014, the Trust paid legal fees of $83,679 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A trustee of the Trust is Of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 5—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2014 were $90,313,077 and 0.57%, respectively.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income — tax exempt	$19,610,473	$17,523,550
Ordinary income — tax exempt VMTP Shares	1,068,653	863,729
Total Distributions	$20,679,126	$18,387,279

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$434,747
Net unrealized appreciation — investments	20,097,396
Temporary book/tax differences	(9,024)
Post-October deferrals	(1,414,477)
Capital loss carryforward	(32,369,446)
Shares of beneficial interest	292,641,285
Total net assets	$279,380,481

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

18                         Invesco Trust for Investment Grade New York Municipals

The Trust has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2015	$1,648,743	$—	$1,648,743
February 29, 2016	10,123,858	—	10,123,858
February 28, 2017	15,077,563	—	15,077,563
February 28, 2018	813,819	—	813,819
Not subject to expiration	1,226,298	3,479,165	4,705,463
	$28,890,281	$3,479,165	$32,369,446

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2014 was $49,512,595 and $59,710,305, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$29,327,366
Aggregate unrealized (depreciation) of investment securities	(9,229,970)
Net unrealized appreciation of investment securities	$20,097,396

Cost of investments for tax purposes is $435,048,943.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of interest expense for VMTP Shares, income taxes and bond premium amortization, on February 28, 2014, undistributed net investment income was increased by $87,429, undistributed net realized gain (loss) was increased by $21,529 and shares of beneficial interest was decreased by $108,958. This reclassification had no effect on the net assets of the Trust.

NOTE 9—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	February 28, 2014	February 28, 2013
Beginning shares	19,443,135	15,242,695
Shares issued in connection with acquisition(a)	—	4,156,859
Shares issued through dividend reinvestment	11,820	43,581
Ending shares	19,454,955	19,443,135

(a)	As of the opening of business on August 27, 2012, Invesco New York Quality Municipal Securities (the “Target Trust”) merged with and into the Trust pursuant to a plan of reorganization approved by the Trustees of the Trust on November 28, 2011 and by the shareholders of the Target Trust on August 14, 2012. The reorganization was accomplished by a tax-free exchange of 4,156,859 shares of the Trust for 4,030,280 shares outstanding of the Target Trust as of the close of business on August 24, 2012. Common shares of the Target Trust were exchanged for common shares of the Trust, based on the relative net asset value of the Target Trust to the net asset value of the Trust on the close of business, August 24, 2012. The Target Trust’s net assets applicable to common shares as of the close of business on August 24, 2012 of $66,163,491, including $8,600,506 of unrealized appreciation (depreciation), were combined with those of the Trust. The net assets applicable to common shares of the Trust immediately before the reorganization were $242,984,899 and $309,148,390 immediately after the reorganization.
The pro forma results of operations for the year ended February 28, 2013 assuming the reorganization had been completed on March 1, 2012, the beginning of the annual reporting period, are as follows:

Net investment income	$17,135,782
Net realized/unrealized gains	9,184,603
Change in net assets resulting from operations	$26,320,385

As the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Trust that have been included in the Trust’s Statement of Operations since February 28, 2013.

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 10—Variable Rate Muni Term Preferred Shares

On May 9, 2012, the Trust issued 768 Series 2015/6-VTN VMTP Shares, with a liquidation preference of $100,000 per share pursuant to an offering exempt from registration under the Securities Act of 1933. In addition, the Trust issued 136 Series 2015/6-VTN VMTP Shares in connection with the reorganization of the Invesco New York Quality Municipal Securities into the Trust with a liquidation preference of $100,000 per share.

19                         Invesco Trust for Investment Grade New York Municipals

Proceeds from the issuance of VMTP Shares on May 9, 2012 were used to redeem all of the Trust’s outstanding Auction Rate Preferred Shares (“ARPS”). VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Trust is required to redeem all outstanding VMTP Shares on June 1, 2015, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the 3 year life of the VMTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The initial rate for dividends was equal to the sum of 1.10% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA” Index). Subsequent rates are determined based upon changes in the SIFMA Index and take into account a ratings spread of 1.10% to 4.00% which is based on the long term preferred share ratings assigned to the VMTP Shares by a ratings agency. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VMTP Shares during the year ended February 28, 2014 were $90,400,000 and 1.18%, respectively.

The Trust is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VMTP Shares at liquidation preference.

The liquidation preference of VMTP Shares, which are considered debt of the Trust for financial reporting purposes, is recorded as a liability under the caption Variable rate muni term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 11—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2014:

Declaration Date	Amount per Share	Record Date	Payable Date
March 3, 2014	$0.084	March 14, 2014	March 31, 2014
April 1, 2014	$0.074	April 14, 2014	April 30, 2014

20                         Invesco Trust for Investment Grade New York Municipals

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years ended February 28,			Year ended February 29, 2012		Four months ended February 28, 2011		Years ended October 31,
	2014		2013					2010		2009

Net asset value per common share, beginning of period	$15.97		$15.60	$13.42		$15.01		$14.00		$11.34
Net investment income(a)	0.89		0.89	0.97		0.35		1.03		1.15
Net gains (losses) on securities (both realized and unrealized)	(1.49)		0.48	2.23		(1.59)		1.00		2.41
Distributions paid to preferred shareholders from:
Dividends from net investment income	N/A		(0.00)	(0.01)		(0.01)		(0.02)		(0.04)
Total from investment operations	(0.60)		1.37	3.19		(1.25)		2.01		3.52
Less dividends paid to common shareholders from net investment income	(1.01)		(1.00)	(1.01)		(0.34)		(1.00)		(0.86)
Net asset value per common share, end of period	$14.36		$15.97	$15.60		$13.42		$15.01		$14.00
Market value per common share, end of period	$14.30		$16.60	$16.10		$13.46		$15.46		$14.38
Total return at net asset value(b)	(3.48)%		9.05%	24.64%		(8.36)%		14.83%
Total return at market value(c)	(7.53)%		9.83%	28.25%		(10.76)%		15.14%		43.22%
Net assets applicable to common shares, end of period (000’s omitted)	$279,380		$310,485	$237,815		$204,026		$227,987		$212,052
Portfolio turnover rate(d)	11%		6%	17%		5%		14%		28%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.33	%(e)	1.36%	1.36	%(f)	1.34	% (f)(g)(h)	1.35	%(f)	1.50	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(i)	0.72	%(e)	0.85%	1.08	%(f)	1.02	%(f)(g)(h)	1.08	%(f)	1.14	%(f)
Without fee waivers and/or expense reimbursements	1.69	%(e)	1.57%	1.40	%(f)	1.34	%(f)(g)(h)	1.45	%(f)	1.68	%(f)
Ratio of net investment income before preferred share dividends	6.14	%(e)	5.62%	6.77%		7.79	%(h)	7.07%		9.12%
Preferred share dividends	N/A		0.02%	0.08%		0.15	%(h)
Ratio of net investment income after preferred share dividends(i)	6.14	%(e)	5.60%	6.69%		7.64	%(h)	6.96%		8.79%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)(j)	$90,400		$90,400	$76,850		$87,000		$87,000		$99,500
Asset coverage per preferred share(j)(k)	$408,976		$443,320	$102,363		$83,628		$90,514		$78,280
Liquidating preference per preferred share(j)	$100,000		$100,000	$25,000		$25,000		$25,000		$25,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable. For the year ended February 28, 2013, the portfolio turnover calculation excludes the value of securities purchased and sold of $69,348,946 and $2,218,200, respectively, in the effort to realign the Trust’s portfolio holdings after the reorganization of the Invesco New York Quality Municipal Securities into the Trust.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $282,144.
(f)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(g)	Ratio includes an adjustment for a change in accounting estimate for professional fees during the period. Ratios excluding this adjustment would have been higher by 0.06%.
(h)	Annualized.
(i)	For the years ended October 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(j)	For the years ended February 29, 2012 and prior, amounts are based on ARPS outstanding.
(k)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.

NA = Not Applicable

21                         Invesco Trust for Investment Grade New York Municipals

NOTE 13—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Trust received a shareholder demand letter dated March 25, 2011 alleging that, prior to the tenure of the current adviser, the Adviser and certain individuals breached their fiduciary duties and wasted Trust assets by causing the Trust to redeem Auction Rate Preferred Securities (“ARPS”) at their par value at the expense of the Trust and common shareholders. The shareholder claimed that the Trust was not obliged to provide liquidity to preferred shareholders, the redemptions were improperly motivated to benefit the Adviser, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The shareholder demands that: 1) the Board takes action against the Adviser and individuals to recover damages and 2) the Board refrain from authorizing further redemptions or repurchases of ARPS by the Trust at prices in excess of fair value or market value at the time of the transaction. The Board formed a Special Litigation Committee (“SLC”) to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Trusts. Upon completion of its investigation, the SLC recommended that the Board reject the demands specified in the shareholder demand letters, after which the Board publicly announced on June 24, 2011, that the Independent Trustees had adopted the SLC’s recommendation and voted to reject the demands. The Trust is not the subject of a lawsuit in connection with this demand letter. The Trust is not the subject of a lawsuit in connection with this demand letter. The Trust has accrued $35,973 in expenses relating to these matters during the year ended February 28, 2014.

Management of Invesco and the Trust believe that the outcome of the demand letter described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

22                         Invesco Trust for Investment Grade New York Municipals

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Trust for Investment Grade New York Municipals:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Trust for Investment Grade New York Municipals (hereafter referred to as the “Trust”) at February 28, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the four month period ended February 28, 2011 and the year ended October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Trust for the period ended October 31, 2009 were audited by another independent registered public accounting firm whose report dated December 21, 2009 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

April 28, 2014

Houston, Texas

23                         Invesco Trust for Investment Grade New York Municipals

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

24                         Invesco Trust for Investment Grade New York Municipals

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer of Invesco Advisers, Inc. since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	1992	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Trustee/Managing General Partner of funds in the Fund Complex; Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy.
Independent Trustees
David C. Arch — 1945 Trustee	1992	Chairman of Blistex Inc., a consumer health care products manufacturer.	136	Trustee/Managing General Partner of funds in the Fund Complex; Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the, Edward-Elmhurst Hospital.
Jerry D. Choate — 1938 Trustee	2003	Retired. From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee of Amgen Inc., a biotechnological company; Director since 1999 and member of the nominating and governance committee and compensation and executive committee of Valero Energy Corporation, a crude oil refining and marketing company.
Linda Hutton Heagy — 1948 Trustee	2003	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse.	13	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the Brain Research Foundation. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Trust for Investment Grade New York Municipals

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director of First Solar, Inc. and Member of the Advisory Board of True North Ventures.
Hugo F. Sonnenschein — 1940 Trustee	1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago.	136	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences.
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC. From 2001 to 2003, Chief Communications Officer, and from 1993–2001, Chief Operating Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution.	13	Trustee/Director/Managing General Partner of funds in the Fund Complex; Chair of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center. Trustee of Colorado College. Trustee of California Institute of Technology. Previously, from 2004-2014, Director of Fluor Corp., a global engineering, construction and management company; From 1992-2000 and 2002-2010, Trustee of the German Marshall Fund of the United States, a public foundation; From 2004-2010, Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; From 2008-2009, director of Changing World Technologies, Inc., an energy manufacturing company; From 2006-2009, director of Intelligent Medical Devices, Inc., a private company which develops diagnostic medical tools.

T-2                         Invesco Trust for Investment Grade New York Municipals

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

			N/A	N/A

T-3                         Invesco Trust for Investment Grade New York Municipals

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco (Chicago) Funds.	N/A	N/A

Office of the Trust 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Trust Skadden, Arps, Slate, Meagher & Flom, LLP Four Times Square New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco Trust for Investment Grade New York Municipals

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-06537                    VK-CE-IGNYM-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$39,100	N/A	$59,875	N/A
Audit-Related Fees(2)	$0	0%	$27,090	0%
Tax Fees(3)	$20,915	0%	$6,550	0%
All Other Fees(4)	$1,923	0%	$0	0%

Total Fees	$61,938	0%	$93,515	0%

(g) PWC billed the Registrant aggregate non-audit fees of $22,838 for the fiscal year ended 2014, and $33,640 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed for agreed upon procedures related to variable municipal term preferred shares and fund mergers.
(3)	Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns.
(4)	All other fees for the fiscal year end February 28, 2014 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%
Total Fees(2)	$574,000	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,645,309 for the fiscal year ended February 28, 2014, and $0 for the fiscal year ended February 28, 2013, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(a)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	November, 2013
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc. Invesco Funds Board, Invesco Funds (Chicago) Board
Approved/Adopted Date	November, 2013

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. (“Invesco”).

A. GUIDING PRINCIPLES

Invesco may be authorized by its clients, including the funds it manages (“Clients”), to vote proxies appurtenant to the securities owned by such Clients. If so authorized, Invesco carries out this responsibility by voting proxies in a manner reasonably designed to maximize the economic interests of its Clients and to minimize any real or perceived conflicts of interest. Invesco may determine not to vote proxies if it determines that the cost or restrictions placed on a Client are outweighed by the benefit to such Client of voting the proxy.

Invesco is guided by the following principles:

•	Invesco votes for proposals that maximize long-term shareholder value.

•

Invesco believes in corporate accountability and supports governance structures reinforcing management’s accountability to the board of directors and a board of directors’ accountability to shareholders.

•

In addition to the performance driven considerations noted above, Invesco believes that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized.

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B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with each team’s view as to the best economic interest of its shareholders, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments driven committee comprised solely of representatives from each investment management team at Invesco. The purpose of the IUPAC is to provide a forum for investment teams to monitor proxy voting trends, understand inconsistent votes within the complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or a member of the IUPAC has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. The IUPAC also will consider and express a view on the proxies of the top twenty-five issuers held across all Client accounts, as measured by the total market value of shares held by Invesco Client accounts, and any other proxy brought to the IUPAC by an IUPAC member in an effort to build consensus around a proxy. Absent a conflict of interest, each investment team may deviate from the view formed by the IUPAC on any proxy. In cases where there is a firm-level or personal conflict of interest with a proxy, the IUPAC’s vote controls the proxy across all applicable Client accounts. Representatives of the IUPAC will have access to third party proxy advisory analyses provided by each of Glass Lewis and Institutional Shareholder Services, Inc. (“ISS”) as one of many research tools in determining how to vote a proxy and is not required to vote in accordance with the recommendations of either.

Important principles underlying the Invesco Proxy Voting Guidelines (the “Guidelines”)

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of portfolio companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis.

•

Director performance. Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder

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approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco generally supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access. On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II. Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

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Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans. Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we generally oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

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V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental and Social Issues

Invesco will evaluate environmental and social proposals when it believes such proposals may influence long-term shareholder value. If Invesco votes on an environmental or social proposal, it shall do so in a manner it believes will maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

C.	SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give our Clients insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines. In addition, at the discretion of the portfolio managers, Invesco may also vote shares held on a Client-by-Client basis.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income Clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request

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that Invesco’s Clients vote proxies on particular matters. Neither ISS nor GL currently provides proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the portfolio managers responsible for the particular mandate will review the matter and make a recommendation as to how to vote the associated proxy.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote a proxy despite using commercially reasonable efforts to vote all of its Clients’ proxies. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities. In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

•

A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting. Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm Level Conflicts of Interest. A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

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Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Personal Conflicts of Interest. If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Thomas Byron, Portfolio Manager, who has been responsible for the Trust since 2011 and has been associated with Invesco and/or its affiliates since 2010. From 1981 to 2010, Mr. Byron was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Stryker, Portfolio Manager, who has been responsible for the Trust since 2007 and has been with Invesco and/or its affiliates since 2010. From 1994 to 2010, Mr. Stryker was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Julius Williams, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 2000 to 2010, Mr. Williams was associated with Morgan Stanley Investment Advisors Inc. or its investment advisory affiliates in an investment management capacity.

•	Robert Wimmel, Portfolio Manager, who has been responsible for the Trust since 2011 and has been associated with Invesco and/or its affiliates since 2010. From 1996 to 2010, Mr. Wimmel was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2014:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Trust for Investment Grade New York Municipals
Thomas Byron	None	N/A	$100,001-$500,000
Robert Stryker	None	N/A	$100,001-$500,000
Julius Williams	None	N/A	$50,001-$100,000
Robert Wimmel	None	N/A	$100,001-$500,000

Assets Managed

The following information is as of February 28, 2014:

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)[4]
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco Trust for Investment Grade New York Municipals
Thomas Byron	15	$13,40.6	None	None	None	None
Robert Stryker	15	$13,40.6	None	None	None	None
Julius Williams	5	$2,129.3	None	None	None	None
Robert Wimmel	15	$13,40.6	None	None	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
[2]	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
[3]	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.
[4]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[5]
Invesco[6] Invesco Australia Invesco Deutschland Invesco Hong Kong[6] Invesco Asset Management.	One-, Three- and Five-year performance against Fund peer group.

Invesco- Invesco Real Estate[6,7] Invesco Senior Secured[6,8]	Not applicable

Invesco Canada[6]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[9]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

[5]	Rolling time periods based on calendar year-end.
[6]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[7]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[8]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[9]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Trust for Investment Grade New York Municipals

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.